                            SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

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                       NATIONWIDE VARIABLE INSURANCE TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                       NATIONWIDE VARIABLE INSURANCE TRUST
                           1200 River Road, Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-6331

December [xx], 2007

Dear Shareholders:

     The  enclosed  Information  Statement  details a recent  subadviser  change relating to the  Nationwide  NVIT Mid Cap Growth Fund (the "Fund"),  a series of
Nationwide Variable Insurance Trust (the "Trust").

     NorthPointe  Capital,  LLC  ("NorthPointe"),  the current subadviser to the
Fund,  was  previously an affiliate of Nationwide  Fund  Advisors  ("NFA"),  the
Fund's investment adviser.  Effective October 1, 2007,  NorthPointe is no longer affiliated  with NFA  ("Unaffiliated  NorthPointe").  As a result,  the Board of
Trustees of the Trust (the  "Board") has  approved,  with respect to the Fund, a new investment  subadvisory agreement with Unaffiliated  NorthPointe to serve as subadviser  and manage  the Fund,  terminating  and  replacing  the  subadvisory agreement with previously affiliated NorthPointe ("Affiliated NorthPointe"). The
Trust has  received an  exemptive  order from the U.S.  Securities  and Exchange
Commission that allows certain subadviser changes to be made without shareholder approval  (the  "Manager of  Managers  Order").  The  Manager of Managers  Order
instead requires that this Information Statement be sent to you.

     Upon the  recommendation  of NFA,  the  Board  has  appointed  Unaffiliated
NorthPointe as the subadviser of the Fund for which  Affiliated  NorthPointe had been subadviser. This recommendation was based on several factors, including:

o    Nationwide  Emerging Managers,  LLC, the  majority-owned  parent company of
     NorthPointe  and an affiliate of NFA, and  NorthPointe  Holdings,  LLC, the minority-owned  parent  company of  NorthPointe,  completed  a  transaction pursuant to which  Nationwide  Emerging  Managers,  LLC sold to NorthPointe
     Holdings,  LLC all of its ownership  interest in  NorthPointe  resulting in
     NorthPointe's status changing from affiliated to unaffiliated and causing a change of control which automatically  terminated the previous  subadvisory agreement between Affiliated NorthPointe and the Fund;

o    the same  investment  strategies  that have been  employed  for the Fund by
     Affiliated NorthPointe continue to be employed by Unaffiliated NorthPointe;
     and

o    the  same  portfolio  manager  that  has  managed  the  assets  of the Fund continues to manage the assets under Unaffiliated NorthPointe.

     Please read the enclosed Information Statement for additional information.

     We look forward to continuing to serve you and the Fund in the future.

                                     Sincerely,

                                     Eric E. Miller
                                     Secretary, Nationwide Variable
                                     Insurance Trust

                       NATIONWIDE VARIABLE INSURANCE TRUST
                           1200 River Road, Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-6331

                              INFORMATION STATEMENT

     The Board of Trustees (the "Board") of Nationwide  Variable Insurance Trust
(the  "Trust") is  furnishing  this  Information  Statement  with respect to the
Nationwide NVIT Mid Cap Growth Fund (the "Fund"). All owners ("Contract Owners")
of variable  annuity  contracts or variable life insurance  policies  ("variable contracts")  who, as of October 1, 2007,  had selected the Fund as an underlying investment  option within their variable  contract will receive this Information
Statement.  This  Information  Statement  will be sent to Contract  Owners on or about  December  [xx],  2007.  The Trust has  received an  exemptive  order (the
"Manager of Managers  Order") from the U.S.  Securities and Exchange  Commission
(the  "SEC"),  which  permits  Nationwide  Fund  Advisors  ("NFA"),  the  Fund's investment  adviser, to hire new subadvisers which are unaffiliated with NFA, to terminate subadvisory  relationships and to make changes to existing subadvisory agreements  with the approval of the Board,  but without  obtaining  shareholder approval;  provided,  among other things, that the Fund send to its shareholders
(or,  in this  case,  the  Contract  Owners  who  have  selected  the Fund as an investment option) an information statement describing any new subadviser within
90 days of hiring such subadviser.

          WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND
         WE REQUEST THAT YOU NOT SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

     The Trust,  on behalf of the Fund, has entered into an Investment  Advisory
Agreement  with NFA.  Pursuant to the  Investment  Advisory  Agreement,  NFA may
select one or more  subadvisers  for the Fund and  supervises  the Fund's  daily business  affairs,  subject to the supervision  and direction of the Board.  NFA selects  subadviser(s)  it  believes  will  provide  the Fund with high  quality investment  management services consistent with the Fund's investment objective.
NFA is responsible for the overall monitoring of the Fund's subadviser(s).

     NorthPointe  Capital,  LLC  ("NorthPointe"),  the current subadviser to the
Fund, was previously an affiliate of NFA. Effective October 1, 2007, NorthPointe is no longer affiliated with NFA ("Unaffiliated NorthPointe").  As a result, the
Board has approved,  with respect to the Fund, a new subadvisory  agreement with
Unaffiliated NorthPointe to serve as subadviser and manage the Fund, terminating
and  replacing  the  subadvisory   agreement  with  the  previously   affiliated
NorthPointe  ("Affiliated  NorthPointe").  The Manager of Managers  Order allows certain subadviser changes to be made without shareholder approval.  The Manager of Managers Order instead  requires that this  Information  Statement be sent to you.

     Unaffiliated NorthPointe is located at 101 West Big Beaver Road, Suite 745,
Troy,  Michigan  48084.  Unaffiliated  NorthPointe  began  serving as the Fund's subadviser on October 1, 2007,  following  action taken by the Board on June 13,
2007 to approve  Unaffiliated  NorthPointe as the subadviser with respect to the
Fund.  The  decision  by  the  Board  to  replace  Affiliated  NorthPointe  with
Unaffiliated NorthPointe as subadviser,  as well as other important information, is described in more detail below.

RECOMMENDATION TO APPROVE SUBADVISER

     As part of NFA's duties to select and supervise the Fund's subadviser,  NFA is responsible for communicating performance expectations to, and evaluating the
performance  of  a  subadviser  and   recommending  to  the  Board  whether  new
subadvisers  should be hired or whether a  subadviser's  contract with the Trust should be renewed,  modified or terminated.  NFA  periodically  provides written reports to the Board  describing  the results of its  evaluation  and monitoring functions.

     Nationwide Emerging Managers,  LLC ("Nationwide  Emerging  Managers"),  the
majority-owned  parent  company of  NorthPointe  and an  affiliate  of NFA,  and
NorthPointe Holdings,  LLC ("NorthPointe  Holdings"),  the minority-owned parent company of NorthPointe,  completed a transaction (the "Transaction") pursuant to which  Nationwide  Emerging  Managers  sold to  NorthPointe  Holdings all of its ownership interest in Affiliated NorthPointe. Upon completion of the Transaction on October 1, 2007,  an  "assignment"  of Affiliated  NorthPointe's  subadvisory agreement  with  the  Trust  occurred,  causing  the  subadvisory  agreement  to terminate  automatically.  At a  meeting  of the  Board  on June  13,  2007,  in anticipation  of  settlement  of  the  Transaction,  the  Board  approved  a new subadvisory  agreement  with  Unaffiliated  NorthPointe,  which  took  effect on
October 1, 2007.

     NFA recommended that the subadvisory agreement with Affiliated  NorthPointe be  replaced  with an  agreement  with  Unaffiliated  NorthPointe  for the Fund.
Unaffiliated NorthPointe was recommended for a number of reasons,  including the portfolio manager's previous investment experience with the Fund, the investment process and risk management  process,  and the performance and the experience of the portfolio manager that would manage the Fund's assets.

     No material  changes have taken place or are anticipated in the composition of the portfolio of the Fund or in the investment  practices or techniques  used by NorthPointe  as a result of the  Transaction.  The portfolio  manager for the
Fund is identical both prior to and after the  Transaction.  The new subadvisory agreement with Unaffiliated NorthPointe is identical in all material respects to the Trust's previous subadvisory agreement with Affiliated NorthPointe.

     Based on the  foregoing  considerations,  NFA  decided  to  recommend  that
NorthPointe serve as subadviser to the Fund.

BOARD CONSIDERATIONS

     At an in-person  Board meeting held on June 13, 2007, the Board,  including the Trustees who are not  considered  "interested  persons" under the Investment
Company Act of 1940, (the "1940 Act")  ("Independent  Trustees"),  discussed and unanimously  approved  the  subadvisory  agreement,  on behalf of the Fund.  The
Trustees had been  provided  with detailed  materials  relating to  Unaffiliated
NorthPointe  in advance of the meeting and met with  management of  Unaffiliated
NorthPointe at the meeting.  The Independent  Trustees met in executive  session with their independent legal counsel prior to the meeting to discuss information relating to the change and the possible effect on the Fund. The material factors and conclusions that formed the basis for the approval are discussed below.

     The Nature,  Extent,  and Quality of the Services  Provided by Unaffiliated
NorthPointe,  as Subadviser. The Board considered that the selling of Nationwide
Emerging Managers'  ownership  interest in NorthPointe to NorthPointe  Holdings,
LLC  represented a recent,  larger  restructuring  of  Nationwide  Corporation's
("NWC"), the parent company of Nationwide Emerging Managers, investment advisory business.  In light of this restructuring and selling of Affiliated  NorthPointe and certain other NWC subsidiaries, it was important to the Board that the Trust retains,  if in the  best  interests  of the  Fund  and  its  shareholders,  the investment  management  expertise  of  the  Fund's  current  portfolio  manager, traders,  analysts, and other investment personnel. The Board also believed that any change in  subadviser  should not result in a change in the fees paid by the
Fund.  The Board noted that the same  subadvisory  agreement  with  Unaffiliated
NorthPointe  would  be  entered  into  that was  previously  entered  into  with
Affiliated  NorthPointe,  that there would be no change in portfolio management, and that the fees were not expected to change. As a result, the Board determined that there should be no change in the nature, extent, or quality of services the
Fund or its shareholders receive from Affiliated NorthPointe.

     The Board then considered whether to approve the subadvisory agreement with
Unaffiliated  NorthPointe.   Specifically,  the  Board  considered  Unaffiliated
NorthPointe's  stated intention to continue to employ the same portfolio manager who currently provides portfolio management services to the Fund. The Board also
considered   Unaffiliated   NorthPointe's   representation   that   Unaffiliated
NorthPointe, as the Fund's subadviser, will continue to provide the same nature, extent, and quality of services that Affiliated NorthPointe previously provided.
The  Board  also  noted  that NFA  proposed  to pay  Unaffiliated  NorthPointe's subadvisory  fees  out of the  advisory  fee  that  NFA  receives  and  that the subadvisory fees were expected to be identical.  As a result,  there would be no change in the advisory fees paid by the Fund.

     Based on this information, the Board concluded that the nature, extent, and quality of the subadvisory  services to be provided by Unaffiliated  NorthPointe were  appropriate for the Fund in light of its investment  objective,  and thus, unanimously agreed to approve the subadvisory agreement.

     The  Investment  Performance  of the Fund.  The Board  evaluated the Fund's investment  performance and considered the performance of the current  portfolio manager  who is  expected  to  continue  to manage  the Fund as an  employee  of
Unaffiliated NorthPointe. The Board also reviewed the comparative performance of the Fund based on data  provided  by Lipper.  The  Trustees  concluded  that the historical  investment  performance  record  of  the  portfolio  manager  who is expected to continue  to manage the Fund,  in  combination  with  various  other factors, supported a decision to approve the subadvisory agreement.

     Fee Levels; Economies of Scale. The Board considered the Fund's overall fee level and noted that the  subadvisory  fees were not expected to change and that the  overall  expenses of the Fund would  remain the same under the  subadvisory agreement,  as Unaffiliated  NorthPointe's fees are paid out of the advisory fee that NFA receives from the Fund. The Trustees  considered the expense limitation in place for the Fund  whereby NFA has  contractually  agreed to waive  advisory fees NFA receives from the Fund and/or pay Fund  expenses.  The Board noted that the Fund's current advisory fee schedule includes  breakpoints that are intended to result in fee reductions.

     Terms of the  Subadvisory  Agreements.  The Board reviewed the terms of the subadvisory  agreement  and noted that the terms are  identical  in all material respects as the terms of the subadvisory agreements that the Trust currently has in place with its unaffiliated  subadvisers.  The Board concluded that the terms were fair and reasonable.

     Conclusion.  The Board,  including all of the Independent Trustees,  having considered each of the foregoing factors, concluded that each factor supported a determination to approve the subadvisory  agreement.  No single factor alone was determinative  in the decision of the Board,  rather the totality of the factors taken together  informed the Board's  decisions.  However,  the Board noted that
Unaffiliated NorthPointe is comprised of the same personnel who currently manage the Fund and that the approval of the new  subadvisory  agreement  was needed in order to retain  the  investment  management  expertise  of the  Fund's  current portfolio  manager.  The Board of Trustees  concluded  that the  approval of the subadvisory agreement was in the best interests of the Fund, as applicable,  and its respective shareholders and unanimously approved the subadvisory agreement.

THE SUBADVISORY AGREEMENT

     The subadvisory agreement with Unaffiliated  NorthPointe,  dated October 1,
2007  (the  "Agreement"),  was  approved  by the  Board  on June  13,  2007.  In accordance  with the  Manager  of  Managers  Order,  the  Agreement  will not be submitted to the Fund's  shareholders  for their  approval.  The  following is a brief summary of the material terms of the Agreement.

     Term.  The  Agreement  has an initial  term that expires on May 1, 2009 and continues for successive one-year terms thereafter as long as its continuance is approved by the Board.  The Agreement can be terminated on not more than 60 days written  notice by NFA,  the Trust,  on behalf of the Fund,  a  majority  of the outstanding  voting  securities of the Fund, or  Unaffiliated  NorthPointe.  The
Agreement terminates automatically if assigned by any party.

     Fees.  Under the Agreement,  the annual fee payable by NFA to  Unaffiliated
NorthPointe  (as a  percentage  of the Fund's  average  daily net assets) is set forth in the table attached as Exhibit A.

     Duties.  Under the  Agreement,  NFA is  responsible  for assigning all or a portion of the Fund's assets to Unaffiliated  NorthPointe and for overseeing and reviewing  the  performance  of  Unaffiliated  NorthPointe.  Under  the  current arrangement,  Unaffiliated  NorthPointe  will manage the Fund's assets under the supervision of NFA.  Unaffiliated  NorthPointe is required to manage the Fund in accordance with the Fund's stated investment objective and restrictions, subject to the supervision of NFA and the Board.

     Brokerage.  Under the Agreement,  Unaffiliated NorthPointe is authorized to purchase and sell  securities  on behalf of the Fund through  brokers or dealers
Unaffiliated NorthPointe selects and to negotiate commissions to be paid on such
transactions.   In  doing  so,  Unaffiliated  NorthPointe  is  required  to  use reasonable  efforts to obtain the most favorable  price and execution  available but is permitted,  subject to certain limitations,  to pay brokerage commissions that are  higher  than what  another  broker  might  have  charged in return for brokerage and research services.

     Indemnification.  Under the  Agreement,  Unaffiliated  NorthPointe  and its
affiliates and controlling  persons cannot be held liable to NFA, the Trust, the
Fund or the Fund's  shareholders  in the  absence of  willful  misfeasance,  bad faith,  gross negligence,  reckless disregard of its duties under the Agreement, or  violation of  applicable  law. The  Agreement  provides  that nothing in the
Agreement,   however,   relieves  Unaffiliated   NorthPointe  from  any  of  its
obligations under federal and state securities laws and other applicable law.

     Unaffiliated  NorthPointe is required,  under the  Agreement,  to indemnify
NFA, the Trust, the Fund and their respective affiliates and controlling persons for any  liability  or expenses  sustained  by them as a result of  Unaffiliated
NorthPointe's  willful  misfeasance,  bad  faith,  gross  negligence,   reckless
disregard of its duties or violation of applicable  law. The Agreement  contains
provisions  pursuant  to  which  NFA  is  required  to  indemnify   Unaffiliated
NorthPointe for any liability and expenses which may be sustained as a result of
NFA's willful  misfeasance,  bad faith, gross negligence,  reckless disregard of its duties or violation  of  applicable  law.  The Trust is required,  under the
Agreement,  to  indemnify  Unaffiliated  NorthPointe,  its  affiliates  and  its controlling  persons,  for any  liability  and  expenses  sustained by them as a result of the Trust's willful malfeasance, bad faith, gross negligence, reckless disregard of its duties or violation of applicable law.

     Regulatory  Pronouncements.  The Agreement also includes provisions arising
from  regulatory   changes.   These   provisions   include  a  requirement  that
Unaffiliated  NorthPointe establish and maintain written proxy voting procedures in compliance with current, applicable laws and regulations,  including, but not limited  to,  Rule  30b1-4  under the 1940 Act.  Also,  the  provisions  include language  required by Rule 17a-10 under the 1940 Act that  permits  Unaffiliated
NorthPointe  to execute  securities  transactions  under  limited  circumstances through broker-dealers deemed to be affiliated with the Fund, subject to certain
prohibitions  on  consultations  between  Unaffiliated   NorthPointe  and  other
subadvisers to funds affiliated with the Fund.

     Further Information.  The foregoing  description of the Agreement is only a summary  and is  qualified  in its  entirety  by  reference  to the  text of the
Agreement.  A copy of the Agreement is on file with the SEC and is available (i)
in person at the SEC's Public Reference Room at 100 F Street, N.E.,  Washington,
D.C.  20549-2000 (upon payment of any applicable fees); (ii) by mail at the SEC,
Public Reference Section, 100 F Street, N.E., Washington,  D.C. 20549-2000 (upon
payment   of  any   applicable   fees)  or  (iii)  at  the   SEC's   website   -
http://www.sec.gov - through the EDGAR system.

OTHER INFORMATION ABOUT UNAFFILIATED NORTHPOINTE

     Unaffiliated NorthPointe is located at 101 West Big Beaver Road, Suite 745,
Troy,  Michigan  48084.  The  following  table sets forth the name and principal occupation of each principal executive officer and each director of Unaffiliated
NorthPointe.  The  address of each  person  listed  below is 101 West Big Beaver
Road, Suite 745, Troy, Michigan 48084.

----------------------------- ----------------------------------------
Name                          Title
----------------------------- ----------------------------------------
Michael Patrick Hayden        Chief Executive Officer, President
----------------------------- ----------------------------------------
Karen Brenner Wasil           Chief Compliance Officer
----------------------------- ----------------------------------------
Mary Elizabeth Barnds Grabel  Treasurer and Director of Operations
----------------------------- ----------------------------------------

     Unaffiliated   NorthPointe  does  not  act  as  an  investment  adviser  or investment  subadviser  for any  other  series  of the  Trust  having a  similar investment objective as the Fund.

MORE ABOUT FEES AND EXPENSES

     The Fund pays NFA an  investment  advisory fee at an effective  annual rate
(as a  percentage  of the Fund's  average  daily net assets) as set forth in the table attached as Exhibit B.

     During the fiscal year ended December 31, 2006, the Fund paid the amount to
NFA as set forth in the table attached as Exhibit C.

ADDITIONAL INFORMATION

     As of October 1, 2007,  the Fund had issued and  outstanding  the shares in the amounts as set forth in the table attached as Exhibit D.

     As of October 1, 2007, to the Trust's knowledge,  no person,  except as set forth in the table at Exhibit E, had or shared voting or  investment  power over more than 5% of the outstanding shares of any class of the Fund.

     As of October 1, 2007, the Executive  Officers and Trustees of the Trust as
a group owned less than 1% of the outstanding shares of any class of the Fund.

     Although  Contract  Owners are not being  asked to vote on the  approval of
Unaffiliated NorthPointe as subadviser to the Fund, the Trust is required by the rules of the SEC to summarize the voting rights of Contract  Owners.  Whenever a matter affecting the Fund requires  shareholder  approval, a shareholder meeting generally will be held and a proxy statement and proxy/voting  instruction forms will be sent to the Fund's shareholders and to Contract Owners who have selected the Fund as an  underlying  mutual fund option.  Contract  Owners do not vote on such matters  directly  because  they are not  shareholders  of the Fund.  These separate  accounts  will then vote the  shares of the Fund  attributable  to the
Contract Owners. If voting instructions are not received,  the separate accounts will vote the  shares of the Fund for which  voting  instructions  have not been received in  proportion  (for,  against,  or abstain) to those for which  timely voting instructions have been received.  As a result, those Contract Owners that choose to vote,  as compared  with their actual  percentage  of ownership of the
Fund, may control the outcome of the vote. Each share of the Fund is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote.  Contract  Owners will also be  permitted to revoke  previously  submitted voting  instructions  in  accordance  with  instructions  contained in the proxy statement sent to the Fund's shareholders and to Contract Owners.

     The foregoing  description  of Contract Owner voting rights with respect to the Fund is only a brief summary of these rights.  Whenever shareholder approval of a  matter  affecting  the  Fund is  required,  the  proxy  statement  sent to shareholders  and to Contract  Owners will fully  describe the voting  rights of
Contract  Owners  and  the  voting  procedures  that  will  be  followed  at the shareholder meeting.

     Currently,  Nationwide Fund Distributors LLC ("NFD"),  an affiliate of NFA,
acts  as  the  Trust's  principal  underwriter.   Under  the  terms  of  a  Fund
Administration  and Transfer  Agency  Agreement,  Nationwide Fund Management LLC
("NFM"), an indirect  wholly-owned  subsidiary of Nationwide Financial Services,
Inc. ("Nationwide  Financial"),  provides various  administrative and accounting services,  including  daily  valuation  of the  Fund's  shares,  preparation  of financial  statements,  tax returns, and regulatory reports, and presentation of quarterly  reports to the Board of Trustees.  NFM also serves as transfer  agent and dividend disbursing agent for the Fund. Prior to May 1, 2007,  Nationwide SA
Capital   Trust  (then  known  as  "Gartmore  SA  Capital   Trust")   served  as
administrator  to the Fund,  although  NFM (which  was then  known as  "Gartmore
Investors  Services,  Inc.") served as transfer agent. The address for NFA, NFD, and NFM is 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

     NFA is a wholly owned subsidiary of Nationwide Financial, a holding company which is a direct majority-owned  subsidiary of Nationwide  Corporation.  All of the  common  stock  of  Nationwide  Corporation  is  held by  Nationwide  Mutual
Insurance  Company (95.2%) and Nationwide  Mutual Fire Insurance Company (4.8%),
each of which is a mutual company owned by its policy  holders.  The address for
each  of  Nationwide  Financial,   Nationwide  Corporation,   Nationwide  Mutual
Insurance Company and Nationwide Mutual Fire Insurance Company is One Nationwide
Plaza, Columbus, Ohio 43215.

     No Officer or Trustee of the Trust is an officer,  employee, or director of
Unaffiliated  NorthPointe,  nor do any such Officers or Trustees own  securities issued by Unaffiliated NorthPointe or have any other material direct or indirect interest in Unaffiliated NorthPointe.

     The Trust will furnish  without  charge,  a copy of the Trust's most recent
Annual Report to shareholders and Semiannual  Report to shareholders  succeeding the Annual  Report,  if any,  upon  request.  This request may be made either by writing  to the  Trust  at the  address  contained  on the  first  page  of this
Information Statement or by calling toll-free (800) 848-6331.  The Annual Report and the Semiannual Report will be mailed to you by first-class mail within three business days of receipt of your request.

                                         By Order of the Board of Trustees of
                                         Nationwide Variable Insurance Trust,

                                         Eric E. Miller, Secretary

December  [xx], 2007

                                    EXHIBIT A

                                SUBADVISORY FEES

     The annual fee payable by NFA to Unaffiliated  NorthPointe (as a percentage of the Fund's average daily net assets) is set forth in the following table.

------------------------------------- ------------------------------------------
Fund Name                             Subadvisory Fees
------------------------------------- ------------------------------------------
Nationwide NVIT Mid Cap Growth Fund   0.45% on Subadviser Assets up to $375
                                      million;
                                      0.40% for Subadviser Assets of $375
                                      million or more
------------------------------------- ------------------------------------------

                                    EXHIBIT B

                            INVESTMENT ADVISORY FEES

     The Fund pays NFA an  investment  advisory fee at an effective  annual rate
(as a  percentage  of the Fund's  average  daily net assets) as set forth in the following table.

------------------------------------ -------------------------------------------
Fund Name                            Advisory Fees
------------------------------------ -------------------------------------------
Nationwide NVIT Mid Cap Growth Fund  0.75% on assets up to $200 million;
                                     0.70 for assets of $200 million or more
------------------------------------ -------------------------------------------

                                    EXHIBIT C

                      INVESTMENT ADVISORY FEES PAID TO NFA

     The chart below sets forth the investment advisory fees paid by the Fund to
NFA for the year  ended  December  31,  2006.  The  amount  indicated  is net of waivers.

------------------------------------- --------------------------------
            Fund                               Advisory Fees ($)
------------------------------------- --------------------------------
Nationwide NVIT Mid Cap Growth Fund              2,149,150
------------------------------------- --------------------------------

                                    EXHIBIT D

     As of October 1, 2007,  the Fund had issued and  outstanding  the shares in the amount set forth in the table attached below.

----------------------------------------- ------------------------------------
                     Fund                    Number of Shares Outstanding
----------------------------------------- ------------------------------------
Nationwide NVIT Mid Cap Growth Fund
          Class I                                                3,647,258.52
          Class II                                              7,802,824.231
          Class III                                                43,810.064
          Class IV                                              2,853,542.493
          Total                                                 14,347,435.31
----------------------------------------- ------------------------------------

                                    EXHIBIT E

     As of October 1, 2007, to the Trust's knowledge,  no person,  except as set forth in the table below,  had or shared  voting or  investment  power over more than 5% of the outstanding shares of any class  (collectively,  the "shares") of the Fund:

---------------------------------------- ---------------------- -----------------------------
Name and Address of Shareholder          Number of Shares       Percentage of the class Held
                                         Beneficially Owned     by the Shareholder
---------------------------------------- ---------------------- -----------------------------
Nationwide NVIT Mid Cap Growth Fund
Class II
---------------------------------------- ---------------------- -----------------------------
NATIONWIDE INVESTMENT SERVICES CORP.             7,802,764.601                       100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------- ---------------------- -----------------------------
Nationwide NVIT Mid Cap Growth Fund
Class IV
---------------------------------------- ---------------------- -----------------------------
NATIONWIDE INVESTMENT SERVICES CORP.             2,303,196.582                        80.71%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------- ---------------------- -----------------------------
NATIONWIDE INVESTMENT SERVICES CORP.               550,345.911                        19.29%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------- ---------------------- -----------------------------
Nationwide NVIT Mid Cap Growth Fund
Class III
---------------------------------------- ---------------------- -----------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                43,092.674                        98.36%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------- ---------------------- -----------------------------
Nationwide NVIT Mid Cap Growth Fund
Class I
---------------------------------------- ---------------------- -----------------------------
NATIONWIDE INVESTMENT SERVICES CORP.             3,622,870.670                        99.33%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------- ---------------------- -----------------------------